SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 12, 2003

                              BOUNDLESS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

Delaware                           0-17977                          13-3469637
--------                           -------                          ----------
State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

                   100 Marcus Blvd., Hauppauge, New York 11788
                     Address of principal executive offices

                  Registrant's telephone number: (631) 342-7400

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 3: Bankruptcy or Receivership

      On March 12, 2003, Boundless Corporation (the "Company") and three of its subsidiaries, Boundless Technologies, Inc., Boundless Manufacturing Services, Inc. and Boundless Acquisition Corp. (a non-operating subsidiary) (collectively, the "Debtors"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of New York, Central Islip (the "Bankruptcy Court"). The Case Number for the Company's case is 03-81558 and Case Numbers for the cases of the subsidiary Debtors are 03-81561, 03-81562 and 03-81559, respectively. The Debtors will continue to manage their properties and business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. A copy of the press release, dated March 13, 2003, issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 7. Exhibits

(c)   Exhibits

      Exhibit Nos.
      ------------

          99.1          Press Release, dated March 13, 2003.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2003

                                             BOUNDLESS CORPORATION

                                             By:   /s/ Joseph Gardner
                                                 ---------------------------
                                             Name:  Joseph Gardner,
                                             Title: Vice President - Finance


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